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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 24, 2004
                Date of Report (Date of earliest event reported)

                                 PXRE GROUP LTD.


             (Exact name of registrant as specified in its charter)



         Bermuda                        1-15259                98-0214719
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)       File No.)          Identification No.)



         PXRE House                               P.O. Box HM 1282
         110 Pitts Bay Road                       Hamilton HM FX
         Pembroke HM 08                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
                                (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                               (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

On August 24, 2004, PXRE Group Ltd. issued a press release announcing its estimated net losses arising from Hurricane Charley. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(c)     Exhibits

Exhibit No.   Description

 99.1 Press release issued August 24, 2004 announcing the Company's net losses from Hurricane Charley.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 PXRE GROUP LTD.
                                 ---------------
                                  (Registrant)





                   By:             /s/ John Modin
                   -----------------------------------------
                   Name: John Modin
                   Title: Executive Vice President and
                          Chief Financial Officer



Date:  August 24, 2004